Exhibit 10.4

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 28, 2020, by and between Cardax, Inc., a Delaware corporation (the “Company”), and _______________ (the “Purchaser”). Certain capitalized terms used in this Agreement are defined in Section 1.1.

WHEREAS, the Company is a public company with its shares of common stock, par value $0.001 per share (the “Common Stock”) traded on the OTCQB under the symbol “CDXI”;

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, subject to the terms and conditions set forth in this Agreement the Company desires to sell to the Purchaser and the Purchaser desires to purchase the “Securities” (as defined below) for aggregate consideration of $_______________:

(a) a convertible promissory note (the “Note”), in the form attached hereto as Exhibit I, with an aggregate principal amount of $_______________, convertible into shares of Common Stock at $____, subject to adjustment and upon the terms and conditions set forth in the Transaction Documents; and

(b) a warrant (the “Warrant”), in the form attached hereto as Exhibit II, exercisable for 5 years from issuance, to purchase __________ shares of Common Stock at a price per share of $____, subject to adjustment and upon the terms and conditions set forth in the Transaction Documents.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser, intending to be legally bound hereby, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day that is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the date of this Agreement.

“Company Sub” means Cardax Pharma, Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Statement” means the registration statement filed by the Company with the Securities and Exchange Commission for the public offering of Common Stock and warrants to purchase Common Stock (registration no. 333-233281).

“Securities” means the Note, the Warrant, and any shares of Common Stock issued or issuable to the Purchaser under the Note and the Warrant.

“Securities Purchase Amount” means the aggregate amount to be paid for the Securities, which amount shall be paid by the Purchaser making a payment to the Company as provided in this Agreement.

“Short Sale” means any securities transaction in which a Person sells a number of shares or other units of a security that are not owned by such Person at the time of such sale.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Note, the Warrant, and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transaction contemplated hereunder.

ARTICLE II

PURCHASE AND SALE

2.1 Closing.

(a) On the Closing Date, the Purchaser shall purchase the Securities and the Company shall issue the Securities.

2.2 Deliveries.

(a) On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company a check or wire transfer of the Securities Purchase Amount of the Purchaser in accordance with the check or wire transfer instructions set forth on Schedule A to this Agreement.

(b) On the Closing Date, the Company and the Purchaser shall close the purchase and sale of the Securities and the Company shall promptly deliver or cause to be delivered to the Purchaser evidence of the issuance and delivery of the Securities by appropriate instructions to the stock transfer agent of the Company.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and as of the Closing Date (unless such representation is made as of a specific date therein in which case such representation and warranty shall be accurate as of such date):

(a) Organization and Qualification. Each of the Company and the Company Sub is an entity duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) Capitalization. The capitalization of the Company is properly reflected in all material respects by the SEC Filings as of the date indicated in such filings.

(c) Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market applicable to the Company.

(d) SEC Filings. The documents (the “SEC Filings”) that have been filed by the Company with the SEC do not (as amended and supplemented) contain a material misstatement of fact or does not omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as interpreted by the Exchange Act.

(e) Financing Needs. The Company requires immediate financing through the offering of the securities under this Agreement to acquire additional funds for certain working capital and general corporate purposes that are due and payable within 30 days and if not paid would cause a material adverse effect to the Company, including the payment of payroll and other cash compensation and insurance. Accordingly, the purpose of the offering under this Agreement is different than the planned use of proceeds from the public offering described in the Registration Statement.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority.

(i) The Purchaser is either an individual or an entity that is duly incorporated or formed, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company, or similar power and authority to enter into and to consummate the transaction contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

(ii) The execution and delivery of the Transaction Documents and performance by the Purchaser of the transaction contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company, or similar action, as applicable, on the part of the Purchaser.

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(iii) Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally; (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling the Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other person to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business or investment strategy.

(c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501 under the Securities Act; or (ii) a Non U.S. Person within the meaning of Regulation S under the Securities Act. The information provided by the Purchaser to the Company in the Certificate of Accredited Investor Status is true and correct.

(d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) No Short Sales. The Purchaser shall not directly or indirectly, nor shall any Person acting on behalf of or pursuant to any understanding with the Purchaser, execute any Short Sales of the securities of the Company while the Note is outstanding.

(f) Disclosure.

(i) The Purchaser acknowledges and agrees that the information provided and available to the Purchaser at the time that this Agreement is executed and delivered (including, but not limited to the SEC Filings) (the “Execution Date Information”) may not include all of the material information that would be provided to a purchaser of securities in an offering of securities that is registered under the Securities Act and included in a prospectus that is required to be delivered in accordance with Section 5 of the Securities Act. Additionally, the Purchaser acknowledges that it will not have the benefits of the disclosures and the civil remedies that flow from an offering registered under the Securities Act.

(ii) The Purchaser agrees that it has had an opportunity to conduct its due diligence on the investment and in connection therewith: (a) obtain additional information concerning investment in the Securities, including without limitation, information concerning the Company and any other matters relating directly or indirectly to the purchase of the Securities by the Purchaser; (b) ask questions of, and receive answers from, the executives of the Company concerning the terms and conditions of investment in the Securities and to obtain such additional information as may have been necessary to verify the accuracy of any information that may have been provided to the Purchaser; and (c) acknowledges that the only information the Purchaser relied upon is information or documentation that was provided expressly by the Company to the Purchaser for such purposes. The Purchaser acknowledges that it has had information about the Company based on its investments in the Company and by reference to the SEC Filings other than the Registration Statement.

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(iii) The Purchaser and/or Purchaser’s advisor acknowledges that it has received and reviewed the SEC Filings, including the summary of risks contained in the “Risk Factors” sections in such documents and Schedule B and certain matters regarding the use of proceeds set forth in Section 4.3 and had access to or been furnished with sufficient facts and information to evaluate an investment in the Company and a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Company and all such questions have been answered to the full satisfaction of the Purchaser. The Purchaser acknowledges that in addition to the risks summarized in Schedule B, there is a risk that the public offering contemplated by the Registration Statement will not be consummated, that the Company may abandon the Registration Statement for any reason, including without limitation, market conditions or any decision by the lead underwriter described therein, which decision is in the sole and absolute discretion of such underwriter. The Purchaser acknowledges it would purchase the securities to be issued by the Company under this Agreement even if the Company does not complete the public offering described in the Registration Statement.

(g) Solicitation. The Purchaser acknowledges that it did not become interested in the purchase of securities to be issued by the Company through any general solicitation or advertisement, including the Registration Statement. The Purchaser acknowledges that it has a substantive, preexisting personal investment relationship with the Company based on its ownership of Common Stock and several investments by the Purchaser. The Purchaser was solicited by the Company via direct solicitation by the Chief Executive Officer of the Company (the “CEO”), who has a personal relationship with the Purchaser, and a determination by the CEO that the Purchaser has the means and is likely to continue its investment interest in the Company. The Purchaser acknowledges that it was solicited by the Company for interest in the securities to be issued by the Company under this Agreement and that the Purchaser was not identified or contacted through the marketing of the public offering under the Registration Statement and the Purchaser did not independently contact the Company as a result of any solicitation by any broker dealer, including the lead underwriter specified in the Registration Statement.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of any of the Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

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(b) Legend on Share Certificates. The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the certificates representing the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(c) The legends set forth in Section 4.1(b) shall, to the fullest extent permitted, be removed (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of the Securities pursuant to Rule 144, (iii) if the Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).

(d) The Purchaser agrees that it will sell any Securities only pursuant to either: (i) the registration requirements of the Securities Act, including any applicable prospectus delivery requirements; or (ii) an exemption therefrom, and that if the Securities are sold pursuant to any such effective registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Securities set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Non-Public Information. Except with respect to the material terms and conditions of the transaction contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser, agent, or counsel shall have entered into a written agreement with the Company regarding the confidentiality and use of such information or such Person is otherwise obligated to maintain the confidentiality of such information and not use such information in violation of applicable law. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in evaluating and providing any information it receives in connection with its consideration of purchasing the Securities.

4.3 Use of Proceeds. The Company will use the proceeds from this transaction for its general corporate purposes.

4.4 Replacement of Certificates. If any certificate or instrument evidencing the Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities and may be required to provide an indemnity in favor of the Company.

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ARTICLE V

MISCELLANEOUS

5.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement.

5.2 Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. All notices (including any consent required of any party to the Transaction Documents) given or permitted to be provided pursuant to the Transaction Documents shall be in writing and shall be mailed by certified mail, delivered by professional courier or hand, or transmitted via email. The Purchaser may change the address that notices should be delivered to it by delivering a notice with the corrected information to the Company. The Company may change the address that notices should be delivered to it by delivering a notice with the corrected information to the Purchaser then a party to this Agreement. In each case, such corrected information to be effective only upon delivery of such notice. Except as otherwise expressly provided in the Transaction Documents, each such notice shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email with delivery receipt (or acknowledgement or confirmation which may be by electronic means), on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

5.4 Amendments; Waivers. No provision of the Transaction Documents may be waived, modified, supplemented or amended except by means of a written agreement signed, in the case of an amendment, by the Company and the Purchaser subject to such waiver, modification, supplement or amendment. No waiver of any default with respect to any provision, condition or requirement of the Transaction Documents shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement thereof, nor shall any delay or omission of any party to exercise any right thereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings in the Transaction Documents are for convenience only, do not constitute a part of the Transaction Documents and shall not be deemed to limit or affect any of the provisions thereof.

5.6 Successors and Assigns. The Transaction Documents shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign the Transaction Documents or any rights or obligations thereunder without the prior written consent of the Purchaser (other than by merger). The Purchaser may assign any or all of its rights under this Agreement to any Person; provided that such assignment is approved by the Company, which approval shall not be unreasonably withheld, delayed or conditioned and such transferee agrees in writing to be bound by the provisions of the Transaction Documents that apply to the “Purchaser” and such transferee is able and makes the representations and warranties to the Company provided under Section 3.2.

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5.7 Third-Party Beneficiaries. The Transaction Documents are intended for the benefit of the parties thereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision thereof be enforced by, any other Person.

5.8 Governing Law. The Transaction Documents are to be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

5.9 Attorney Fees. If one or more parties shall commence an action, suit, or proceeding to enforce any provision of the Transaction Documents, then the prevailing party or parties in such action, suit, or proceeding shall be reimbursed by the other party or parties to such action, suit, or proceeding for the reasonable attorneys’ fees and other costs and expenses incurred by the prevailing party or parties with the investigation, preparation, and prosecution of such action, suit, or proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

5.11 Counterparts and Execution. The Transaction Documents may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page was an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of any Transaction Document is held by a court of competent jurisdiction to be invalid, illegal, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth therein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, and the parties thereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

5.13 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.14 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Cardax, inc.

By:
Name:
Title:

[Name of Purchaser]

By:
Name:
Title:

SCHEDULE A

Check and Wire Transfer Instructions

[provided separately]

SCHEDULE B

Certain Additional Risk Factors

In addition to the risk factors summarized in the Company’s SEC Filings, you should consider the following:

An investment in the Securities involves a high degree of risk. You should carefully consider the risks summarized in the Company’s SEC Filings, together with all of the other information provided to you in this Agreement, before making an investment decision. If any of the following risks actually occur, our business, financial condition or results of operations could suffer. In that case, the trading price of our shares of Common Stock could decline, and you may lose all or part of your investment. You should read the section entitled “Forward-Looking Statements” included in our SEC Filings for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements.

The terms of this transaction and the purchase price for the Securities were not independently valued and may not be indicative of the future price of Common Stock.

Our board of directors determined the terms and conditions of this transaction, including the purchase price of the Securities. The purchase price of the Securities was not necessarily determined to be equal to the market price of the Common Stock on the OTCQB or the fair value of the Company. If you purchase the Securities, you may not be able to sell any of the Securities at or above the purchase price. The trading price of the Common Stock will be determined by the marketplace and will be influenced by many factors outside of the Company’s control, prevailing interest rates, investor perceptions, securities analyst research reports and general industry, geopolitical, and economic conditions. Publicly traded stocks, including stocks of pharmaceutical and nutraceutical companies, often experience substantial market price volatility. These market fluctuations might not be related to the operating performance of particular companies whose shares are traded. Accordingly, we cannot assure you that if you purchase the Securities you will later be able to sell any of the Securities at or above the purchase price.

The Securities are “Restricted Securities” under the Securities Act and there is no assurance they will be registered.

The Securities will be restricted securities under United States federal and applicable state securities laws. The Securities will be restricted securities unless and until the Securities are registered. Restricted securities may not be transferred, sold or otherwise disposed of in the United States, except as permitted under United States federal and state securities laws, pursuant to registration or an exemption therefrom. You should be prepared to hold the Securities for an indefinite period.

The Securities may not be sold unless, at the time of such intended sale, there is a current registration statement covering the resale of the securities or there exists an exemption from registration under the Securities Act, and such securities have been registered, qualified, or deemed to be exempt under applicable securities or “blue sky” laws in the state of residence of the seller or in the state where sales are being affected.

If there is not an effective registration statement covering the resale of the Securities, you will be precluded from disposing of such shares unless such shares may become eligible to be disposed of under the exemptions provided by Rule 144 under the Securities Act without restriction. If the Securities are not registered for resale under the Securities Act, or exempt therefrom, and not registered or qualified under applicable securities or “blue sky” laws, or deemed exempt therefrom, the value of the Securities will be greatly reduced.

Insufficient Capital

There can be no assurance or guarantee that the Company will raise sufficient capital, through this transaction or otherwise, to meet the Company’s business objectives or fund its operations. The audited financial statements of the Company include a going concern qualification and the Company has significant liquidity issues, including that described in the SEC Filings. There can be no assurance that other obligations that are necessary for the Company will not be incurred or that the budgeted expenditures will not be subject to any material increase.

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NEITHER THIS SECURITY NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal Amount: $_______________	Issue Date: September 28, 2020
Purchase Price: $_______________

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, Cardax, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of _______________ (together with its successors and assigns, the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $_______________ on _______________ (the “Maturity Date”), unless extended by mutual written agreement of the parties, or such earlier date as required or permitted hereunder, and to pay interest to the Holder on the outstanding principal amount in accordance with the provisions hereof. Notwithstanding the foregoing, repayment of this Note may be amortized upon the Maturity Date in accordance with Section 4.2. This convertible promissory note (the “Note”) is issued pursuant to the terms of that certain Securities Purchase Agreement (the “Purchase Agreement”) by and between the Company and the Holder, and may be prepaid or converted into common stock of the Company, par value $0.001 per share (the “Common Stock”) as set forth herein. The Company acknowledges that the principal amount of this Note exceeds its purchase price and that such excess is an original issue discount of _______________ (__%), which shall be fully earned and charged to the Company upon the execution of this Note, and shall be paid to the Holder as part of the outstanding principal amount set forth in this Note. By acceptance of this Note, each party agrees to be bound by the applicable terms of the Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

The following terms shall apply to this Note:

ARTICLE I. MANNER OF PAYMENT

1.1 Method of Payment. All payments hereunder shall be made in lawful money of the United States of America no later than 5:00 PM on the date on which such payment is due by check, certified check payable to the Holder, or by wire transfer of immediately available funds to the Holder’s account at a bank specified by the Holder in writing to the Company from time to time.

1.2 Business Day Convention. Whenever any amount expressed to be due by the terms of this Note is due on any day that is not a business day, the same shall instead be due on the next succeeding business day. As used in this Note, the term “business day” shall mean any day except any Saturday, any Sunday, any day that is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

ARTICLE II. INTEREST

2.1 Interest Rate. Except as otherwise provided herein, the outstanding principal amount of the Note shall bear interest at a rate (the “Interest Rate”) of _______________ (__%) per annum from the date hereof and shall continue on the outstanding principal amount of the Note until paid or converted in full in accordance with the provisions hereof.

2.2 Interest Payments. The Company shall pay interest in cash to the Holder (i) monthly in arrears, on or prior to the 10th calendar day of each month, beginning on the first such date after the Issue Date, (ii) on each Conversion Date (as to that principal amount then being converted, less any such interest amount then being converted), (iii) on each Prepayment Date (as to that principal amount then being paid), and (iv) on the Maturity Date (as to that principal amount then being paid, if any) (each such date, an “Interest Payment Date”).

2.3 Interest Calculations. Interest shall be calculated on the basis of a year of 365/366 days, as the case may be, and the actual number of days elapsed. Interest shall accrue on the Issue Date but shall not accrue on any Conversion Date (as to that principal amount then being converted), on any Prepayment Date (as to that principal amount then being paid), on the Maturity Date (as to that principal amount then being paid, if any), or on up to the first 10 calendar days of each month wherein an Amortization Payment is being made pursuant to Section 4.2 (as to that principal amount then being paid).

2.4 Default Interest. Upon an Event of Default (as defined in Section 6.1), the Interest Rate shall increase to twelve percent (12%) per annum from the date thereof until cured or waived.

2.5 Interest Rate Limitation. If at any time and for any reason whatsoever, the interest rate payable on the Note shall exceed the maximum rate of interest permitted to be charged by the Holder to the Company under applicable law, such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable law. That portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest permitted by applicable law shall be deemed a voluntary prepayment of principal.

ARTICLE III. CONVERSION

3.1 Method of Conversion. At any time while this Note is outstanding, this Note shall be convertible, in whole or in part, into shares (the “Conversion Shares”) of Common Stock at the Conversion Price (as defined below), at the option of the Holder, at any time and from time to time. The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Exhibit I (each, a “Notice of Conversion”), specifying therein the outstanding principal amount of this Note, plus at the Holder’s option, any accrued and unpaid interest thereon, to be converted and the date on which such conversion shall be effected (such date, a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder.

3.2 Conversion Price. The conversion price (the “Conversion Price”) per share of Common Stock in effect on any Conversion Date shall be equal to $____, subject to adjustment as provided below.

(a) Adjustment Upon Stock Split. If at any time while this Note is outstanding, the Company: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be equitably adjusted. Any adjustment made pursuant to this Section 3.2(a) shall become effective immediately after the effective date of the subdivision, combination, or re-classification.

3.3 Mechanics of Conversion.

(a) Conversion Shares Issuable Upon Conversion. The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted, plus any accrued and unpaid interest thereon to be converted, by (y) the Conversion Price.

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(b) No Fractional Shares Upon Conversion. No fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share that the Holder would otherwise be entitled to upon such conversion, the Company shall at its election, either pay a cash adjustment in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(c) Delivery of Certificate Upon Conversion. On the Conversion Date, or promptly thereafter, the Company shall issue and deliver or cause to be issued and delivered a certificate or certificates representing the Conversion Shares.

(d) Surrender of Note Upon Conversion. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire outstanding principal amount of this Note, plus all accrued and unpaid interest thereon, is to be converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note and accrued and unpaid interest thereon, in an amount equal to the applicable conversion, and all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Conversion Shares, as provided herein. The Holder and the Company shall maintain records showing the principal and interest amount(s) converted and the date of such conversion(s). In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error. The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

(e) Authorized Shares. The Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note. The Company represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.

ARTICLE IV. REPAYMENT

4.1 Prepayment. Notwithstanding anything to the contrary contained in this Note, the Company may prepay the amounts outstanding hereunder pursuant to the following terms and conditions:

(a) At any time while this Note is outstanding, the Company shall have the right, exercisable on not less than five (5) trading days prior written notice (a “Prepayment Notice”) to the Holder, to prepay the Note (outstanding principal and accrued interest), in whole or in part, without penalty.

(b) Notwithstanding the Prepayment Notice, upon receipt of such notice and prior to the prepayment date (the “Prepayment Date”) specified by the Company in the Prepayment Notice, the Holder may elect to convert any outstanding portion of the Note, including any accrued interest, by submitting a Notice of Conversion to the Company as set forth in this Note.

4.2 Repayment Amortization Upon Maturity. If this Note, or any portion thereof, remains outstanding upon the Maturity Date, then repayment of the unpaid and unconverted principal amount of this Note, shall be amortized over the following thirty-six (36) months, with monthly payments (each, an “Amortization Payment”) to be made on or prior to the 10th calendar day of each month, beginning on the first such date after the Maturity Date. Until this Note is repaid or converted in full, the Holder shall continue to have all rights as a holder of this Note.

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ARTICLE V. CERTAIN COVENANTS

5.1 Sale or Disposition of Assets. So long as the Company shall have any obligation under this Note, the Company shall not, without the Holder’s written consent, sell, lease, or otherwise dispose of all or substantially all of its assets outside the ordinary course of business unless the proceeds of any disposition of its assets shall be used to repay this Note.

5.2 Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate or Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder.

ARTICLE VI. EVENTS OF DEFAULT

6.1 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”:

(a) Failure to Pay Principal or Interest. The Company fails to pay any outstanding portion of this Note when due and such non-payment continues for a period of fifteen (15) days.

(b) Failure to Deliver Conversion Shares. The Company fails to issue and deliver or cause to issue and deliver the Conversion Shares to the Holder for a period of fifteen (15) days from the Conversion Date, provided that, an Event of Default shall not occur under this Section 6.1(b) if the Company shall have delivered proper issuance instructions for the Conversion Shares to its stock transfer agent prior to such date.

(c) Breach of Covenants. The Company breaches any material covenant or other material term or condition contained in this Note or any other Transaction Documents and such breach continues for a period of fifteen (15) days.

(d) Breach of Representations or Warranties. Any representation or warranty of the Company made in this Note or any other Transaction Documents shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or any other Transaction Documents, and such breach continues for a period of fifteen (15) days.

(e) Bankruptcy. Bankruptcy, insolvency, reorganization, or liquidation proceedings, or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company or any subsidiary of the Company; or the Company admits in writing its inability to pay its debts generally as they mature, provided that, any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due; or the Company or any subsidiary of the Company shall make an assignment for the benefit of creditors or commence proceedings for its dissolution, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or any dissolution, liquidation, or winding up of Company or any substantial portion of its business.

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(f) Change of Control. The occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, other than in connection with an underwritten public offering, (b) the Company consummates a merger or similar transaction, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction, or (c) the Company sells or transfers all or substantially all of its assets and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a two year period of more than half of the members of the Board of Directors, if not approved by a majority of the Board of Directors, (e) David G. Watumull and David M. Watumull shall both have been terminated by the Company as Chief Executive Officer and Chief Operating Officer other than for cause, or (f) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (e) above

(g) Judgments. Any money judgment, writ, or similar process shall be entered or filed against the Company or any subsidiary of the Company or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded, or unstayed for a period of one-hundred eighty (180) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

(h) Delisting of Common Stock. The Company shall fail to maintain the listing of the Common Stock on the OTCQB or on the principal securities exchange or other securities market on which the Common Stock is then being traded, and such delisting continues for a period of fifteen (15) days.

6.2 Remedies Upon Event of Default. Upon an Event of Default, interest on this Note shall accrue pursuant to Section 2.4, and the outstanding principal amount of this Note, plus accrued and unpaid interest, shall become, at the Holder’s election, immediately due and payable in cash. In lieu of cash payment, the Holder may elect to receive from time to time all or part of the outstanding principal amount of this Note, plus accrued and unpaid interest, in Conversion Shares. Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 6.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

[signature page follows]

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IN WITNESS WHEREOF, Company has caused this Note to be signed in its name by its duly authorized officer as of the date first above written.

CARDAX, INC.

By:
Name:
Title:

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EXHIBIT I

NOTICE OF CONVERSION

The undersigned hereby elects to convert $_________________ principal amount of the Note (defined below) together with $________________ of accrued and unpaid interest thereto, totaling $_____________ into that number of shares of Common Stock of Cardax, Inc., a Delaware corporation (the “Company”), to be issued pursuant to the conversion of the Note as set forth below, according to the conditions of the convertible promissory note of the Company dated as of September 28, 2020 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. This Notice of Conversion is irrevocable unless otherwise agreed by the Company.

Delivery instructions:

[ ]	The Company shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal At Custodian system (“DWAC Transfer”), provided that such shares are eligible for deposit.

Name of DTC Prime Broker: _______________________________________________

DTC Participant Number: _________________________________________________

Account Number: _______________________________________________________

[ ]	The undersigned hereby requests that the Company issue the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) and form specified immediately below or, if additional space is necessary, on an attachment hereto:

Name: _____________________________________________________________

Address: ___________________________________________________________

Form: [  ] Physical Certificate [  ] Book Entry

Date of Conversion:
Applicable Conversion Price:	$
Number of Shares of Common Stock to be Issued
Pursuant to Conversion of the Note:
Amount of Principal Balance Due Remaining
Under the Note after this Conversion:	$
Accrued and Unpaid Interest Remaining:	$

[Name of Holder]

By:
Name:	Date
Title:

WARRANT NUMBER

G _______________

CARDAX, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS CERTIFIES THAT, for value received, _______________ (together with its successors and assigns, the “Holder”), commencing September 28, 2020 (the “Date of Issue”) is entitled to purchase, subject to the conditions set forth below, at any time and from time to time, in whole or in part, during the Exercise Period (as defined in Section 1.3), that number of fully paid and non-assessable shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of Cardax, Inc., a Delaware corporation (the “Company”), that is not more than the Warrant Share Number (as defined in Section 1.1), subject to the further provisions of this warrant to purchase newly issued shares of Common Stock (the “Warrant”), at the Warrant Exercise Price (as defined in Section 1.2), subject to the further provisions of this Warrant.

1. EXERCISE OF WARRANT

The terms and conditions upon which this Warrant may be exercised, and the shares of Common Stock covered hereby which may be purchased hereunder, are as follows:

1.1. Warrant.

(a) The Company hereby issues to the Holder this Warrant.

(b) The number of Shares that the Holder is entitled to purchase under the terms and conditions of this Warrant (the “Warrant Share Number”) is equal to __________ Shares.

(c) For the purposes of this Agreement, the following terms shall have the respective meanings ascribed thereto in this Section 1.1(c):

(i) “Affiliate” shall have the meaning ascribed to such term under the Securities Act and the regulations promulgated thereunder.

(ii) “Business Day” shall mean any date that the banks and the securities markets are in New York, New York open for business for the conduct of business in the regular course on such date.

(iii) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(iv) “Person” shall mean any individual, trust or entity or governmental authority or agency.

1.2. The Warrant Exercise Price. The exercise price for the Warrant (the “Warrant Exercise Price”) shall be equal, per share, to $____, subject to adjustment as provided in Section 4:

1.3. Method of Exercise.

(a) The Holder of this Warrant may exercise, in whole or in part, the purchase rights evidenced by this Warrant during the period commencing on the Date of Issue of this Warrant and ending on September 28, 2025, unless extended by the Company in its sole discretion (the “Exercise Period”). Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto (a “Notice of Exercise”), to the Secretary of the Company at its principal offices;

(ii) the payment to the Company, by certified check or bank draft payable to its order, of an amount equal to the aggregate Warrant Exercise Price for the number of Shares for which the purchase rights hereunder are being exercised; and

(iii) the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the Holder certifying that the Shares are being acquired for the sole account of the Holder and not with a view to any resale or distribution.

(b) Conditions to Exercise of the Warrant.

(i) Notwithstanding the provisions of any provision of this Warrant, including Section 1.3, the exercise of this Warrant is contingent upon the Company’s satisfaction that the issuance of the Shares for which this Warrant is being exercised is exempt from the requirements of the Securities Act and all applicable state securities laws or the Shares are duly registered under the Securities Act. The Holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant.

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(ii) Notwithstanding anything to the contrary contained herein, the number of Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (the “Beneficial Ownership”, does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise) (the “Maximum Percentage”). For the avoidance of doubt, except as otherwise provided herein in connection with a transaction described in Section 4.3 (a “Fundamental Transaction”), this Warrant may not be exercised in whole or in part if the Holder’s Beneficial Ownership (as calculated herein) exceeds the Maximum Percentage prior to such exercise. For such purposes, “Beneficial Ownership” shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction of this Warrant or under any other provision of Section 4. This restriction may not be waived except by the Holder providing a notice to the Company as provided herein. For any reason at any time, upon the written or oral request of the Holder, the Company shall promptly confirm in writing (which may be by electronic mail) to the Holder the number of shares of Common Stock then outstanding. To the extent that the limitation contained in this Section 1.3(b)(ii) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination other than its obligation in this Section 1.3(b)(ii) above to, upon the Holder’s request, confirm in writing to the Holder the number of shares of Common Stock then outstanding. Notwithstanding any provision of this Section 1.3(b)(ii) to the contrary, the limitations on the exercise of this Warrant under this Section 1.3(b)(ii) shall not be applicable from and after the date that is 61 days after the date that the Holder provides written notice to the Company that the Holder elects to have Beneficial Ownership of the Company’s Common Stock in excess of the Maximum Percentage, in which case such Holder shall have the right to exercise this Warrant without the limitations of this Section 1.3(b)(ii); provided, that the limitations of this Section 1.3(b)(ii) shall again be applicable to any assignee of this Warrant until 61 days after such assignee provides such notice to the Company.

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1.4. Issuance of Shares. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the Holder.

1.5. Partial Exercise. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of the certificate or certificates for the Shares purchased upon such exercise, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Shares purchasable hereunder.

1.6. Cancellation. Notwithstanding anything in this Warrant to the contrary, this Warrant shall be cancelled, and shall not be exercisable, if it is not exercised before the expiration of the Exercise Period.

2. TRANSFER RESTRICTIONS

2.1. Transfer. This Warrant and the Shares issuable upon exercise hereof are “restricted securities” as such term is defined by the rules and regulations promulgated under the Securities Act. This Warrant and the Shares issuable upon exercise hereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of this Warrant or the Shares issuable upon exercise hereof, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Holder, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of the transferred Warrant or Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Warrant and the Agreement and shall have the rights and obligations of a Holder under this Warrant and the Agreement.

2.2. Legend.

(a) The Holder agrees to the imprinting of a legend on any of the Shares issuable upon exercise hereof in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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(b) Notwithstanding the foregoing, certificates evidencing this Warrant or the Shares issuable upon exercise hereof shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of this Warrant or such Shares issuable upon exercise hereof pursuant to Rule 144, (iii) if this Warrant or such Shares issuable upon exercise hereof are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to this Warrant or such Shares issuable upon exercise hereof and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

2.3. Sale. The Holder agrees that the Holder will sell this Warrant or any Shares issuable upon exercise hereof only pursuant to either: (i) the registration requirements of the Securities Act, including any applicable prospectus delivery requirements; or (ii) an exemption therefrom, and that if this Warrant or any Shares issuable upon exercise hereof are sold pursuant to any such effective registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Shares or this Warrant is predicated upon the Company’s reliance upon this understanding.

3. Fractional Shares

Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares, provided that in lieu of any fraction shares, the Company shall make a cash payment to the Holder in an amount equal to the fair market value (as determined by the Board of Directors of the Company in its reasonable good faith) of such fractional share.

4. ANTIDILUTION PROVISIONS

4.1. Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

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4.2. Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the Holder would have been entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

4.3. Reorganizations, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company’s Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another entity, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Exercise Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor entity resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Exercise Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder of this Warrant at the address of the Holder shown on the Company’s books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated, and specify the Warrant Exercise Price then in effect after the adjustment and the increased or decreased number of Shares or the other shares or property purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Warrant.

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5. Reservation of Stock Issuable Upon Exercise

The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but un-issued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

6. RIGHTS PRIOR TO EXERCISE OF WARRANT

6.1. This Warrant does not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the termination of this Warrant and prior to its exercise, any of the following events shall occur:

(a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the Holders of its shares of Common Stock; or

(b) the Company shall offer to the holders of its shares of Common Stock any additional Warrant of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

(c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company’s Board of Directors;

then in any one or more of said events the Company shall give notice in writing of such event to the Holder at the last address of the Holder as it shall appear on the Company’s records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Exercise Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

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7. SUCCESSORS AND ASSIGNS

The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and permitted assigns.

8. LOSS OR MUTILATION

8.1. Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock.

8.2. The Holder also acknowledges that each of the Shares issuable upon the due exercise hereof will be subject to any transfer restrictions in the Company’s Articles of Incorporation, including a right of first refusal to the Company, and the certificate or certificates evidencing the Shares will bear a legend to this effect.

9. TERMINATION DATE

This Warrant shall terminate upon the sooner of (a) the expiration of the Exercise Period; or (b) the exercise of all or any portion of this Warrant pursuant to the terms of Section 1 hereof.

10. GOVERNING LAW

This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to conflicts of law.

11. HEADINGS

The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12. AMENDMENTS

The terms and conditions of this Warrant shall not be amended, modified or supplemented other than in accordance with a written amendment signed by the Holder and the Company that specifically provides for such amendment, modification or supplement.

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13. NOTICES

All notices or other communications given or made hereunder shall be in writing and shall be mailed by certified mail, delivered by professional courier or hand, or transmitted via email or facsimile, to such party’s address as set forth in the Warrant Register, or such other address as the Holder or the Company shall notify the other in writing as above provided. Any notice sent in accordance with this section shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email or facsimile with delivery receipt (or acknowledgement or confirmation which may be by electronic means), on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

14. SEVERABILITY

If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

15. WARRANT REGISTER and OWNERSHIP

Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company’s election and expense, by a Warrant Agent or the Company’s transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof and the Holder for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 10, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

16. certain other provisions

16.1. Any reference to an action or event to occur on a specified date that is not a Business Day shall be a reference to the immediately following Business Day.

16.2. Any calculations of the number of Shares to be issued upon the exercise of this Warrant, in whole or in part, shall be made by the Company and, absent manifest error, such calculation shall be conclusive and binding.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE FOLLOWS.]

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In Witness Whereof, the parties have executed this Warrant as of the date first written above.

COMPANY

CARDAX, INC.

By:
Name:
Title:

TRANSFER AGENT AND REGISTRAR

By:
Authorized Signature

NOTICE OF WARRANT EXERCISE

To: Cardax, Inc.

2800 Woodlawn Drive, Suite 129

Honolulu, HI 96822

Gentlemen:

The undersigned, , hereby elects to purchase, pursuant to the provisions of the foregoing Warrant held by the undersigned, shares of the common stock (“Common Stock”) of Cardax, Inc. Payment of the purchase price of __________ per Share required under such Warrant accompanies this notice.

The undersigned hereby represents and warrants that the undersigned is acquiring such Common Stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.

By its delivery of this Notice of Warrant Exercise, the undersigned represents and warrants to the Company that (unless indicated below) in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 1.3(b)(ii) of this Warrant to which this notice relates.

If the number of shares of Common Stock purchased (and/or canceled) hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased (or canceled) be issued and delivered as follows:

ISSUE TO:
_____________________________
(NAME OF HOLDER)

_____________________________
(ADDRESS, INCLUDING ZIP CODE)

__________________________________
(SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:

_____________________________
(NAME)

_____________________________
(ADDRESS, INCLUDING ZIP CODE)

DATED: ____________, ____.

Signature:	_____________________________

Name:	_____________________________

Title:	_____________________________

Address:	_____________________________

_____________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [_____] all of or [_____] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature: _____________________________

Holder’s Address: _____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.